UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2024

MAQUIA CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39807	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2024, the audit committee of the board of directors of Maquia Capital Acquisition Corporation (the “Company”) concluded, after discussion with the Company’s management, that (i) the Company’s audited 2022 financial statement on Form 10K filed April 4, 2023 with the Securities and Exchange Commission (the “SEC”), and (ii) the Company’s unaudited financial statements the quarterly period ended March 31, 2023 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023, June 30, 2023 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 23, 2023, and September 30, 2023 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 21, 2023 (the “Affected Periods”),should no longer be relied upon due to overpayment of redemptions as reported in our Form 8K dated and filed on March 27, 2024.

The affected line items within those previously issued financials are as follows:

December 31, 2022

	As Previously Reported	Adjustments	As Restated
Balance Sheet:
Due from Sponsor	$—	$209,262	$209,262
Total Assets	37,703,500	209,262	37,912,762
Class A Common Stock subject to possible redemption	37,247,257	209,262	37,456,519
Total Liabilities, Temporary Equity and Stockholders’ Deficit	37,703,500	209,262	37,912,762
Redemption price	10.52	0.06	10.58

Statement of Cash Flows:
Supplemental disclosure of non-cash financing activities:
Remeasurement of Class A common stock subject to possible redemption	5,016,618	209,262	5,225,880
Due from Sponsor	—	209,262	209,262

March 31, 2023

	As Previously Reported	Adjustments	As Restated
Balance Sheet:
Due from Sponsor	$—	$211,945	$211,945
Total Assets	38,515,189	211,945	38,727,134
Class A Common Stock subject to possible redemption	37,992,262	211,945	38,204,207
Total Liabilities, Temporary Equity and Stockholders’ Deficit	38,515,189	211,945	38,727,134
Redemption price	10.73	0.06	10.79

Statement of Cash Flows:
Supplemental disclosure of non-cash financing activities:
Remeasurement of Class A common stock subject to possible redemption	745,006	211,945	956,951
Due from Sponsor	—	211,945	211,945

June 30, 2023

	As Previously Reported	Adjustments	As Restated
Balance Sheet:
Due from Sponsor	$—	$214,693	$214,693
Total Assets	12,289,235	214,693	12,503,928
Class A Common Stock subject to possible redemption	11,899,026	214,693	12,113,719
Total Liabilities, Temporary Equity and Stockholders’ Deficit	12,289,235	214,693	12,503,928
Redemption price	10.91	0.20	11.11

Statement of Cash Flows:
Supplemental disclosure of non-cash financing activities:
Remeasurement of Class A common stock subject to possible redemption	1,189,805	214,693	1,404,498
Due from Sponsor	—	214,693	214,693

September 30, 2023

	As Previously Reported	Adjustments	As Restated
Balance Sheet:
Due from Sponsor	$—	$217,507	$217,507
Total Assets	11,982,714	217,507	12,200,221
Class A Common Stock subject to possible redemption	12,033,190	217,507	12,250,697
Total Liabilities, Temporary Equity and Stockholders’ Deficit	11,982,714	217,507	12,200,221
Redemption price	11.03	0.20	11.23

Statement of Cash Flows:
Supplemental disclosure of non-cash financing activities:
Remeasurement of Class A common stock subject to possible redemption	1,323,969	217,507	1,541,476
Due from Sponsor	—	217,507	217,507

In light of the above, the Company’s Chief Executive Officer and Chief Financial Officer re-evaluated the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their re-evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective during the period of time the error described above persisted, due to a material weakness in internal controls. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s financial statements for the Affected Periods were prepared in accordance with U.S. generally accepted accounting principles. The Company reflected the restatements in Note 2 of the financial statements included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2023, and accordingly, management believes that the financial statements included in such report present fairly in all material respects the Company’s financial position, results of operations and cash flows for the Affected Periods.

The audit committee discussed the above disclosed matters with the Company’s independent registered public accounting firm, Marcum LLP.

Additional Information and Where to Find It

In connection with the overpayment please see the Form 8K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2024, and the Form 10K (Note No. 2) which we plan to file on April 15, 2024

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction, neither is it intended to nor does it not constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or securityholder. Maquia, Maquia Investments North America LLC (Maquia's Sponsor), Immersed and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Maquia's stockholders with respect to the proposed Business Combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Maquia or Immersed in the proxy statement/prospectus/consent solicitation statement relating to the proposed Business Combination filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Registration Statement referenced above and other documents filed by Maquia from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Maquia and Immersed assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Neither Maquia nor Immersed gives any assurance that Maquia or Immersed, or the post-combination company, will achieve any stated expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maquia Capital Acquisition Corporation

Dated: April 15, 2024	By:	/s/Jeronimo Peralta
Name: Jeronimo Peralta
Title: Chief Financial Officer